EXHIBIT 10.31
Execution Version

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO COREWEAVE, INC. IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO CREDIT AGREEMENT AND PARENT GUARANTEE AND PLEDGE AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND PARENT GUARANTEE AND PLEDGE AGREEMENT, dated as of December 31, 2025 (this “First Amendment”), is by and among CoreWeave Compute Acquisition Co. VII, LLC (the “Initial Borrower”), CoreWeave, Inc. (the “Guarantor”), CCAC VII Holdco LLC (the “Pledgor”), each Lender, MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”) and U.S. Bank Trust Company, National Association, as collateral agent (the “Collateral Agent”).
W I T N E S S E T H
WHEREAS, the Initial Borrower, CoreWeave Compute Acquisition Co. V, LLC (the “Co-Borrower” and together with the Initial Borrower, the “Borrowers” and each a “Borrower”), the Lenders party thereto from time to time, U.S. Bank National Association, as Depositary Bank, the Administrative Agent and U.S. Bank Trust Company, National Association, as collateral agent, are party to that certain Credit Agreement, dated as of July 28, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and after giving effect to this First Amendment, the “Credit Agreement”);
WHEREAS, the Pledgor, the Guarantor and the Collateral Agent are party to that certain Parent Guarantee and Pledge Agreement, dated as of July 28, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Parent Guarantee and Pledge Agreement”, and after giving effect to this First Amendment, the “Parent Guarantee and Pledge Agreement”);
WHEREAS, in accordance with Section 9.08(b) of the Credit Agreement, the Initial Borrower and the Lenders desire to enter into, execute and deliver this First Amendment as an amendment to the Existing Credit Agreement;
WHEREAS, in accordance with Section 10.5 of the Parent Guarantee and Pledge Agreement, the Guarantor, Pledgor and the Collateral Agent (acting at the direction of the Required Lenders party hereto) desire to enter into, execute and deliver this First Amendment as an amendment to the Existing Parent Guarantee and Pledge Agreement; and
WHEREAS, the Lenders party hereto constituting each Lender under the Existing Credit Agreement (collectively, the “Consenting Lenders”) have agreed to (a) make certain amendments to the Existing Credit Agreement and (b) direct the Collateral Agent to make certain amendments to the Existing Parent Guarantee and Pledge Agreement, in each case as more specifically set forth herein.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Initial Borrower, the

Pledgor, the Guarantor, the Consenting Lenders and the Administrative Agent covenant and agree as follows:
1.Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Initial Borrower, the Administrative Agent and the Consenting Lenders hereby agree that the Existing Credit Agreement is hereby amended as follows:
(a)the following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:
“Contract Realization Ratio” shall mean, as of any date of determination, the ratio of (a) the sum of (i) all amounts billed and, without duplication, revenues (or any other payments) received by Borrowers under the Master Services Agreement and (ii) equity proceeds received by the Borrowers (such equity proceeds, the “CRR Cure Proceeds”), in each case, during the three full fiscal month period most recently ended prior to such Monthly Date to (b) the sum of Projected Contracted Cash Flows applicable for the corresponding three-month period as determined on a net 360 basis (e.g., this calculation shall reflect the proportion of (i) the sum of (A) all amounts actually billed in and, without duplication, revenues (or any other payments) received by Borrowers under the Master Services Agreement and (B) equity proceeds received by the Borrowers, in each case, during months 1 through 3 to (ii) the Projected Contracted Cash Flows in months 13 through 15), in each case, as of such date of determination. Notwithstanding anything to the contrary contained herein, for purposes of calculating the Contract Realization Ratio, (x) for the first Monthly Date occurring after February 1, 2026, the amounts in clauses (a) and (b) of this definition shall be calculated by multiplying the applicable amounts for the full fiscal month most recently ended prior to such Monthly Date by three and (y) for the second Monthly Date occurring after February 1, 2026, the amounts in clauses (a) and (b) of this definition shall be calculated by multiplying the applicable amounts for the two full fiscal month period most recently ended prior to such Monthly Date by one and one-half.
“Master Services Agreement” shall mean, collectively, (a) that certain Master Services Agreement, dated as of March 7, 2025, by and among CoreWeave, Inc. and OpenAI OpCo, LLC (as amended by that certain Amendment #1 to Master Services Agreement, dated as of [*], by and among the Co-Borrower and [*]) solely as it relates to Phoenix 1 (as such Master Services Agreement was assigned to the Co-Borrower pursuant to the MSA Assignment), (b) Phoenix 1 (as assigned to the Co-Borrower pursuant to the MSA Assignment) and (c) any subsequent Order Forms (or amendments) with respect to the Master Services Agreement that (1) are executed between the same parties to the Master Services Agreement (or their respective affiliates), (2) provide for bare metal compute services for OpenAI, (3) the performance of which will be effected principally by assets constituting Dell GPU Servers or Collateral and (4) make reference to the Interparty Agreement, together with any amendments, modifications or supplements to any of the foregoing.

“Minimum Liquidity Amount” shall mean:
(a)    on any Monthly Payment Date ended on and after the Closing Date but prior to September 1, 2025, $50,000,000;
(b)    on any Monthly Payment Date ended on and after September 1, 2025 but prior to August 1, 2027, $100,000,000;
(c)    on any Monthly Payment Date ended on and after August 1, 2027 but prior to August 1, 2028, $75,000,000; and
(d)    on any Monthly Payment Date ended on and after August 1, 2028, $50,000,000.
“Phoenix 1” shall mean that certain Amended and Restated CoreWeave Reserved Compute Instance Order Form #1, dated [*], entered by and among CoreWeave, Inc. and [*] pursuant to the Master Services Agreement, as amended by that certain Amendment #1, dated [*] by and among the Co-Borrower and [*] and the Second Amendment to Phoenix 1.
“Projected Contracted Cash Flows” shall mean, as of any Monthly Payment Date, with respect to the Master Services Agreement, the projected amounts (as set forth in the financial model delivered to the Lead Arrangers by the Borrowers or Parent on or prior to November 20, 2025 (as may be modified from time to time prior to the First Amendment Effective Date)) of contracted cash flows to any Borrower from the Master Services Agreement, (net of any payments already received (including all upfront payments already received) through the latest applicable Term Maturity Date) and any Additional Services Agreement.
(b)Section 1.01 of the Credit Agreement is amended to add the following definitions in alphabetical order:
“CRR Cure Proceeds” shall have the meaning assigned to such term in the definition of “Contract Realization Ration”.
[*]
“First Amendment” shall mean that certain First Amendment to Credit Agreement and Parent Guarantee and Pledge Agreement, dated as of December 31, 2025, by and among the Initial Borrower, each Lender party thereto, the Administrative Agent and the Collateral Agent.
“First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment.
“Lead Arranger” shall mean Morgan Stanley Asset Funding, Inc. and MUFG Bank, Ltd.
[*]

“Position Confirmation Request” shall mean a written request from the Initial Borrower that each Qualified Lead Arranger deliver a Qualified Lead Arranger Representation to the Initial Borrower.
“Qualified Lead Arranger” shall mean, as of any date of determination, a Lead Arranger that holds outstanding Delayed Draw Loans and unfunded Commitments in an aggregate amount such that such Lead Arranger’s Pro Rata Share as of such date is greater than 50% of such Lead Arranger’s Pro Rata Share on the Closing Date; provided that any Lead Arranger shall cease to be deemed a “Qualified Lead Arranger” upon its failure to deliver a Qualified Lead Arranger Representation within one (1) Business Day after receipt of an applicable Position Confirmation Request.
“Qualified Lead Arranger Representation” shall mean, with respect to any Lead Arranger, a written representation from such Lead Arranger certifying that such Lead Arranger, has, at all times from and after the Closing Date and including the date of such representation, held outstanding Delayed Draw Loans and unfunded Commitments in an aggregate amount such that such Lead Arranger’s Pro Rata Share as of such date is greater than 50% of such Lead Arranger’s Pro Rata Share on the Closing Date.
“Second Amendment to Phoenix 1” shall mean that certain Amendment #2 to the Amended and Restated CoreWeave Reserved Compute Instance Order Form #1, dated [*], entered by and among the Co-Borrower and [*] pursuant to the Master Services Agreement.
(c)Section 4.02 of the Credit Agreement is amended to add the following Section 4.02(r):
With respect to any Credit Event occurring on or after the First Amendment Effective Date, the Borrower shall have delivered to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower certifying that, as of the date of such Credit Event, to the Borrower’s actual knowledge, [*] in accordance with [*] the section entitled “Terms & Conditions” in the Second Amendment to Phoenix 1 [*].
(d)Section 5.04 of the Credit Agreement is amended to add the following Sections 5.04(i)-(j):
(i)within [*] Business Days [*] in accordance with [*] the section entitled “Terms & Conditions” in the Second Amendment to Phoenix 1; and
(j)(A) within 5 Business Days after the end of each calendar month, starting with the month ending December 31, 2025 until and including the month ending May 31, 2026, updates (if any) to Schedule 5.04(j)(i) which updates shall be deemed to update the corresponding items in Schedule 5.04(j)(ii), which such updates shall be certified in writing by a Responsible Officer of the Initial Borrower to be true and correct in all material respects and (B) the Initial Borrower shall use its commercially reasonable efforts to obtain email or written confirmation of the information provided with respect to any such updates to Schedule 5.04(j)(ii)

within such time period from the Initial Borrower’s onsite construction consultant (subject to customary non-reliance arrangements satisfactory to such onsite construction consultant); provided that, if the Initial Borrower cannot, after using its commercially reasonable efforts, obtain the certification required by the foregoing clause (B), [*].
(e)The lead-in to Section 5.05 of the Credit Agreement is amended and restated in its entirety as follows:
Litigation and Other Notices. Furnish to the Administrative Agent (which shall furnish to the Lenders) written notice of the following promptly (and, in any event (x) in the case of clause (a) below, within three (3) Business Days and (y) in the case of clause (i) below, within ten (10) Business Days) after any Responsible Officer of any Borrower obtains actual knowledge thereof:
(f) Section 5.05 of the Credit Agreement is amended to add the following Section 5.05(i):
(i)[*] in accordance with [*] the section entitled “Terms & Conditions” in the Second Amendment to Phoenix 1.
(g)Section 6.10(f) of the Credit Agreement is amended and restated in its entirety as follows:
(f)    (i) amend, supplement or modify or in any way vary, or agree to the variation (collectively, a “Modification”) of any material provision of a Material Project Contract or of the performance of any covenant or obligation by any other Person under any Material Project Contract, in each case, in a manner material and adverse to the Lenders; or
(ii) permit or agree to any Modification of any material provision of a Material Project Contract or of the performance of any covenant or obligation by any other Person under any Material Project Contract in a manner material to the Lenders without obtaining the consent (not to be unreasonably withheld, delayed or conditioned) of such Qualified Lead Arranger as of the date of Modification;
(h)Section 6.12(a) of the Credit Agreement is amended and restated in its entirety as follows:
Debt Service Coverage Ratio: Commencing on the first Monthly Date that occurs after October 1, 2027, the Borrowers will not permit the Debt Service Coverage Ratio for the most recently ended three full fiscal month period to be less than 1.40:1.00, as of any Monthly Date.
(i)Section 6.12(b) of the Credit Agreement is amended and restated in its entirety as follows:
Contract Realization Ratio: Commencing on the first Monthly Date that occurs after February 1, 2026, the Initial Borrower will not permit the Contract Realization Ratio to be less than 0.85:1.00, as of any Monthly Date; provided that, for any Monthly Date in which clause (b) of the definition of Contract Realization Ratio is equal to zero, this Section 6.12(b) shall be deemed to be satisfied with respect to such Monthly Date.
(j)Section 7.03(c) of the Credit Agreement is amended and restated in its entirety as follows:
Prior to October 28, 2026, there shall be no limitation on the (i) exercise of Cure Rights or (ii) the inclusion of CRR Equity Proceeds in the calculation of Contract Realization Ratio. On and after October 28, 2026, during each four consecutive calendar month period, (x) the Cure Right may be exercised and/or (y) the inclusion of CRR Equity Proceeds in the calculation of Contract Realization Ratio may, collectively across the foregoing clauses (x) and (y), occur in no more than three consecutive calendar months.
(k)Schedule 5.04(j)(i), attached hereto as Exhibit A, is appended to Credit Agreement.
(l)Schedule 5.04(j)(ii), attached hereto as Exhibit B, is appended to Credit Agreement.
3.Amendments to Parent Guarantee and Pledge Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Pledgor, the Guarantor and the Collateral Agent hereby agree that the definition of “Total Net Leverage Ratio” in Section 1.3 of the Parent Guarantee and Pledge Agreement is hereby amended and restated in its entirety as follows
“Total Net Leverage Ratio” shall have the meaning assigned to such term under the Revolving Credit Agreement.
4.Conditions Precedent. This First Amendment shall become effective upon the satisfaction or waiver of the following conditions precedent (the “First Amendment Effective Date”):
(a)Consenting Lenders, Administrative Agent and Collateral Agent receiving fully executed copies of the First Amendment.
(b)No Event of Default or Default shall have occurred and be continuing on the First Amendment Effective Date immediately before or after giving effect to this First Amendment.
(c)The representations and warranties set forth in Article III of the Credit Agreement and the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) or except to the extent such representations and warranties are expressly intended to be made as of the First Amendment Effective Date or conditioned on the occurrence of the First Amendment Effective Date (in which case such representations and warranties shall be true and correct in all material respects as of the First Amendment Effective Date or conditioned on the occurrence of the First Amendment Effective Date, as applicable), as applicable (and, in all cases, to the extent qualified by materiality, true and correct in all respects).
5.Limited Effectiveness.
(a) Upon effectiveness of this First Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other agreement to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this First Amendment.
(b) This First Amendment is limited in effect and, except as specifically set forth herein, shall apply only as expressly set forth in this First Amendment and shall not constitute a consent, waiver, modification, approval or amendment of any other provision of the Credit Agreement or any other Loan Document. Except as expressly provided herein, (i) nothing herein shall limit in any way the rights and remedies of the Lenders and the Secured Parties under the Credit Agreement, and (ii) the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed.
6.Applicable Law; Waivers; Amendments; Entire Agreement; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Confidentiality. Sections 9.07, 9.08, 9.10, 9.11, 9.12, 9.15 and 9.16 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.
7.Loan Document. This First Amendment shall constitute a Loan Document under the Credit Agreement.

8.Direction to Collateral Agent. Each undersigned Consenting Lender (i) hereby certifies that it is a Lender and that collectively the undersigned Lenders constitute the Required Lenders under the Credit Agreement, (ii) hereby authorizes and directs the Collateral Agent to promptly acknowledge and execute this First Amendment, and (iii) acknowledges and agrees that (A) the Collateral Agent has executed this First Amendment in reliance on the direction set forth in clause (ii) of this Section 8, and (B) the Collateral Agent will not have any responsibility or liability for executing such documents or ascertaining or confirming whether such documents are consistent with or comply with the terms of the Credit Agreement or any other Loan Document.
9.Execution in Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this First Amendment by facsimile transmission or an electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
10.No Novation. The execution and delivery of this First Amendment shall not serve to effect a novation of the obligations owing to the Lenders or the Administrative Agent under the Credit

Agreement based on facts or events occurring or existing prior to the execution and delivery of this First Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement and Parent Guarantee and Pledge Agreement to be duly executed as of the date first above written.

COREWEAVE COMPUTE ACQUISITION CO. VII, LLC, as the Initial Borrower

By: /s/ Michael Intrator
Name: Michael Intrator
Title: Chief Executive Officer

[CoreWeave 3.0 – Signature Page to
First Amendment to Credit Agreement and Parent Guarantee and Pledge Agreement]

COREWEAVE, INC., as Guarantor

By: /s/ Michael Intrator
Name: Michael Intrator
Title: Chief Executive Officer

[CoreWeave 3.0 – Signature Page to
First Amendment to Credit Agreement and Parent Guarantee and Pledge Agreement]

CCAC VII HOLDCO LLC, as the Pledgor

By: /s/ Michael Intrator
Name: Michael Intrator
Title: Chief Executive Officer

[CoreWeave 3.0 – Signature Page to
First Amendment to Credit Agreement and Parent Guarantee and Pledge Agreement]

MUFG BANK, LTD., as Administrative Agent

By: /s/ Lawrence Blat
Name: Lawrence Blat
Title: Authorized Signatory

[CoreWeave 3.0 – Signature Page to
First Amendment to Credit Agreement and Parent Guarantee and Pledge Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent (acting at the written direction of the Required Lenders)

By: /s/ Fernando A. Moreyra
Name: Fernando A. Moreyra
Title: Vice President

[CoreWeave 3.0 – Signature Page to
First Amendment to Credit Agreement and Parent Guarantee and Pledge Agreement]

[Lender signature pages are on file with the Administrative Agent]